UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2023 (February 17, 2023)

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number			I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.			74-0694415
(a Texas corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-3187	CenterPoint Energy Houston Electric, LLC			22-3865106
(a Texas limited liability company)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.			76-0511406
(a Delaware corporation)
1111 Louisiana
	Houston	Texas	77002
	(713)	207-1111

    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

    ☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
    ☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
    ☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
    ☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered
CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Chicago
CenterPoint Energy Houston Electric, LLC	6.95% General Mortgage Bonds due 2033	n/a	The New York Stock Exchange
CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A amends our Current Report on Form 8-K filed with the Securities and Exchange Commission on January 3, 2023 and dated as of January 3, 2023.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed on January 3, 2023, Mr. Scott E. Doyle, Executive Vice President, Utility Operations, left CenterPoint Energy, Inc. (the "Company") and its subsidiaries effective January 3, 2023 in connection with the elimination of his position. In connection with Mr. Doyle’s departure from the Company and affiliated entities, the Company has entered into a separation and release agreement between the Company and Mr. Doyle (the “Separation Agreement”), dated February 17, 2023, specifying the terms of Mr. Doyle’s exit from the Company. Under the terms of the Separation Agreement, in exchange for executing a release of claims against the Company, Mr. Doyle will receive (i) a lump sum cash payment of $2,092,500 representing a separation payment equal to 1.5x Mr. Doyle’s base salary and 1x his target short-term incentive award and payment of an amount equal to his short-term incentive award for the 2022 performance year determined at the approved achievement level for other executive officers, (ii) full vesting of his outstanding 2020, 2021 and 2022 stock awards under the Company’s 2009 Long Term Incentive Plan (the “Plan”), including dividend equivalents, of 9,648 shares payable in 2023, 11,439 shares payable in 2024 and 13,946 shares payable in 2025, respectively, with the 2021 and 2022 stock awards subject to achievement of applicable performance goals, and (iii) continued vesting of his 2021 and 2022 performance share unit awards under the Plan, including dividend equivalents, of 34,318 target shares payable in 2024 and 41,837 target shares payable in 2025, respectively, in each case, subject to achievement of applicable performance goals. Additionally, Mr. Doyle is eligible for 18 months of continued health coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA) at active employee rates and 9 months of outplacement services, and, until December 31, 2023, he will continue to receive financial planning services, which are available to the Company’s senior executive officers. Mr. Doyle will also be eligible for coverage under the Company’s retiree medical plan upon his attainment of age 55.

The foregoing summary of the Separation Agreement is qualified by reference to the Separation Agreement, which is filed herewith as Exhibit 10.1.

Item 9.01.    Financial Statements and Exhibits.

    (d)    Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

10.1	Separation and Release Agreement between CenterPoint Energy, Inc. and Scott E. Doyle, dated February 17, 2023
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: February 21, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY HOUSTON ELECTRIC, LLC

Date: February 21, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: February 21, 2023	By:	/s/ Monica Karuturi
Monica Karuturi
Executive Vice President and General Counsel